UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	09/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2008

Semiannual Report to Shareholders

DWS Alternative Asset Allocation Plus Fund

Contents

5 Performance Summary

13 Information About Your Fund's Expenses

15 Portfolio Management Review

19 Portfolio Summary

20 Investment Portfolio

23 Financial Statements

27 Financial Highlights

31 Notes to Financial Statements

40 Shareholder Meeting Results

41 Investment Management Agreement Approval

46 Summary of Management Fee Evaluation by Independent Fee Consultant

51 Account Management Resources

52 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Diversification does not eliminate risk. Some funds have more risks than others. Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that the investment advisor may favor an asset category that performs poorly relative to the other asset categories. The fund is subject to stock market risk, meaning stocks in the underlying funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The underlying funds may invest in foreign securities and securities of emerging markets which present certain risks, such as currency fluctuation, political and economic changes and market risks. The underlying funds may also invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. The fund and the underlying funds may invest in derivatives which may be more volatile and less liquid than traditional securities. The fund could suffer losses on derivative positions held by the fund or the underlying funds. Additionally, the underlying funds may experience relatively large investments or redemptions by the fund or other DWS fund-of-funds which could affect the underlying funds. Furthermore, there are additional risks associated with investments in underlying funds that are nondiversified, concentrate in securities related to commodities-related industries and utilize short-sales. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2008

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund direct operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 are 0.87%, 1.62% and 0.69% for Class A, Class C and Institutional Class shares, respectively. The total annual fund direct and estimated indirect Underlying DWS Fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 are 2.13%, 2.88%, and 1.95% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note B, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2008.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement for DWS Alternative Asset Allocation Plus Fund as well as for some Underlying DWS Funds. Without these waiver/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/08
DWS Alternative Asset Allocation Plus Fund	6-Month‡	1-Year	Life of Fund*
Class A	-12.58%	-12.10%	-7.37%
Class C	-12.95%	-12.85%	-8.43%
Institutional Class	-12.51%	-11.94%	-7.45%
FTSE EPRA/NAREIT Global Real Estate Index+	-18.08%	-30.61%	-21.21%
Barclays Capital US Treasury: US TIPS Index+	-3.81%	6.20%	7.27%
Citigroup 3 Month Treasury Bill Index+	.83%	2.55%	2.86%
Blended Index +	-11.51%	-11.03%	-4.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 9/30/08	$ 8.88	$ 8.79	$ 8.84
3/31/08	$ 10.21	$ 10.15	$ 10.18
Distribution Information: Six Months as of 9/30/08: Income Dividends	$ —	$ —	$ .02
Capital Gain Distributions	$ .05	$ .05	$ .05
Class A Lipper Rankings — Global Flexible Portfolio Funds Category as of 9/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	21	of	87	24

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[] DWS Alternative Asset Allocation Plus Fund — Class A

[] FTSE EPRA/NAREIT Global Real Estate Index+

[] Barclays Capital US Treasury: US TIPS Index+

[] Citigroup 3 Month Treasury Bill Index+

[] Blended Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/08
DWS Alternative Asset Allocation Plus Fund		1-Year	Life of Class*
Class A	Growth of $10,000	$8,284	$8,616
	Average annual total return	-17.16%	-11.94%
Class C	Growth of $10,000	$8,715	$9,020
	Average annual total return	-12.85%	-8.43%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $10,000	$6,939	$7,568
	Average annual total return	-30.61%	-21.21%
Barclays Capital US Treasury: US TIPS Index+	Growth of $10,000	$10,620	$10,855
	Average annual total return	6.20%	7.27%
Citigroup 3 Month Treasury Bill Index+	Growth of $10,000	$10,255	$10,335
	Average annual total return	2.55%	2.86%
Blended Index+	Growth of $10,000	$8,897	$9,382
	Average annual total return	-11.03%	-4.98%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
Growth of an Assumed $1,000,000 Investment

[] DWS Alternative Asset Allocation Plus Fund — Institutional Class

[] FTSE EPRA/NAREIT Global Real Estate Index+

[] Barclays Capital US Treasury: US TIPS Index+

[] Citigroup 3 Month Treasury Bill Index+

[] Blended Index+

Comparative Results as of 9/30/08
DWS Alternative Asset Allocation Plus Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$880,600	$913,200
	Average annual total return	-11.94%	-7.45%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $1,000,000	$693,900	$756,800
	Average annual total return	-30.61%	-21.21%
Barclays Capital US Treasury: US TIPS Index+	Growth of $1,000,000	$1,062,000	$1,085,500
	Average annual total return	6.20%	7.27%
Citigroup 3 Month Treasury Bill Index+	Growth of $1,000,000	$1,025,500	$1,033,500
	Average annual total return	2.55%	2.86%
Blended Index+	Growth of $1,000,000	$889,700	$938,200
	Average annual total return	-11.03%	-4.98%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
+ The FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
The Barclays Capital US Treasury: US TIPS Index (name changed from Lehman Brothers US Treasury: US TIPS Index, effective November 3, 2008) is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies.
Citigroup 3 Month Treasury Bill Index is an unmanaged index that is generally representative of 3 month Treasury bills; consists of an average of the last 3 month US Treasury Bill issues. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
The Blended Index is calculated using the performance of seven unmanaged indices representative of stocks (FTSE EPRA/NAREIT Global Real Estate Index Index (20%), Commodities Blended Index (15%), MSCI EAFE Emerging Markets Equity Index (10%) and S&P/Citigroup Gold & Precious Metals Index (5%)), bonds (Barclays Capital US Treasury: US TIPS Index (20%) and JPMorgan Emerging Markets Bond Index (10%)) and cash (Citigroup 3 Month Treasury Bill Index (20%)) weighed by their corresponding proportion on the Fund's neutral position (stocks: 50%; bonds: 30%; cash: 20%). These results are summed to produce the aggregate benchmark.
Commodities Blended Index consists of three unmanaged indices. (The S&P Goldman Sachs Commodity Index (50%) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. MSCI World Energy Index (25%) measures the performance of energy equities in developed markets around the world. MSCI World Materials Index (25%) measures the performance of material equities in developed markets around the world.)
MSCI EAFE Emerging Markets Equity Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.
JPMorgan Emerging Markets Bond Index is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency denominated Brady bonds, loans, Eurobonds and local market instruments.
Indices are calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 is 0.63% for Class S shares. The total annual fund direct and estimated indirect Underlying DWS Fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 is 1.89% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note B, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2008.

Returns during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement for DWS Alternative Asset Allocation Plus Fund as well as for some Underlying DWS Funds. Without these waiver/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 9/30/08
DWS Alternative Asset Allocation Plus Fund	6-Month‡	1-Year	Life of Fund*
Class S	-12.51%	-11.94%	-7.46%
FTSE EPRA/NAREIT Global Real Estate Index+	-18.08%	-30.61%	-21.21%
Barclays Capital US Treasury: US TIPS Index+	-3.81%	6.20%	7.27%
Citigroup 3 Month Treasury Bill Index+	.83%	2.55%	2.86%
Blended Index +	-11.51%	-11.03%	-4.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/08	$ 8.84
3/31/08	$ 10.18
Distribution Information: Six Months as of 9/30/08: Income Dividends	$ .02
Capital Gains Distributions	$ .05
Class S Lipper Rankings — Global Flexible Portfolio Funds Category as of 9/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	19	of	87	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment

[] DWS Alternative Asset Allocation Plus Fund — Class S

[] FTSE EPRA/NAREIT Global Real Estate Index+

[] Barclays Capital US Treasury: US TIPS Index+

[] Citigroup 3 Month Treasury Bill Index+

[] Blended Index+

Comparative Results as of 9/30/08
DWS Alternative Asset Allocation Plus Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$8,806	$9,132
	Average annual total return	-11.94%	-7.46%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $10,000	$6,939	$7,568
	Average annual total return	-30.61%	-21.21%
Barclays Capital US Treasury: US TIPS Index+	Growth of $10,000	$10,620	$10,855
	Average annual total return	6.20%	7.27%
Citigroup 3 Month Treasury Bill Index+	Growth of $10,000	$10,255	$10,335
	Average annual total return	2.55%	2.86%
Blended Index+	Growth of $10,000	$8,897	$9,382
	Average annual total return	-11.03%	-4.98%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
+ The FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
The Barclays Capital US Treasury: US TIPS Index (name changed from Lehman Brothers US Treasury: US TIPS Index, effective November 3, 2008) is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies.
Citigroup 3 Month Treasury Bill Index is an unmanaged index that is generally representative of 3 month Treasury bills; consists of an average of the last 3 month US Treasury Bill issues. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
The Blended Index is calculated using the performance of seven unmanaged indices representative of stocks (FTSE EPRA/NAREIT Global Real Estate Index Index (20%), Commodities Blended Index (15%), MSCI EAFE Emerging Markets Equity Index (10%) and S&P/Citigroup Gold & Precious Metals Index (5%)), bonds (Barclays Capital US Treasury: US TIPS Index (20%) and JPMorgan Emerging Markets Bond Index (10%)) and cash (Citigroup 3 Month Treasury Bill Index (20%)) weighed by their corresponding proportion on the Fund's neutral position (stocks: 50%; bonds: 30%; cash: 20%). These results are summed to produce the aggregate benchmark.
Commodities Blended Index consists of three unmanaged indices. (The S&P Goldman Sachs Commodity Index (50%) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. MSCI World Energy Index (25%) measures the performance of energy equities in developed markets around the world. MSCI World Materials Index (25%) measures the performance of material equities in developed markets around the world.)
MSCI EAFE Emerging Markets Equity Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.
JPMorgan Emerging Markets Bond Index is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency denominated Brady bonds, loans, Eurobonds and local market instruments.
Indices are calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying DWS Funds in which the Fund invests. The Fund's estimated indirect expense from investing in the Underlying DWS Funds is based on the expense ratios from the Underlying DWS Fund's most recent shareholder report. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. In addition, certain of the Underlying DWS Funds limited expenses; had they not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Direct Fund Expenses and Value of a $1,000 Investment for the six months ended September 30, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 874.20	$ 870.50	$ 874.90	$ 874.90
Expenses Paid per $1,000*	$ 2.30	$ 5.81	$ 1.13	$ 1.13
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 1,022.61	$ 1,018.85	$ 1,023.87	$ 1,023.87
Expenses Paid per $1,000*	$ 2.48	$ 6.28	$ 1.22	$ 1.22
Direct Fund Expenses and Acquired Funds (Underlying Funds) Fees and Expenses and Value of a $1,000 Investment for the six months ended September 30, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 874.20	$ 870.50	$ 874.90	$ 874.90
Expenses Paid per $1,000**	$ 8.36	$ 11.86	$ 7.19	$ 7.19
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 1,016.14	$ 1,012.38	$ 1,017.40	$ 1,017.40
Expenses Paid per $1,000**	$ 9.00	$ 12.76	$ 7.74	$ 7.74
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Expenses are equal to the Fund's annualized expense ratio for each share class plus the Acquired Funds (Underlying Funds) Fees and Expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Direct Fund Expense Ratios	.49%	1.24%	.24%	.24%
Acquired Funds (Underlying Funds) Fees and Expenses	1.29%	1.29%	1.29%	1.29%
Net Annual Fund and Acquired Funds (Underlying Funds) Operating Expenses	1.78%	2.53%	1.53%	1.53%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses recent market events as well as the performance and positioning of the portfolio during the six-month period ended September 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did alternative asset classes and the fund perform during the past six months?

A: Alternative asset classes were hit hard in an environment characterized by heightened risk aversion, global deleveraging and massive outflows from hedge funds. The vast majority of the downturn occurred in the second half of the reporting period, a time marked by a sharp downturn in virtually all classes. As an illustration of how extreme recent market conditions have been, the third quarter represented the first time in the past 10 years in which all nine of the underlying asset classes represented in this fund produced a negative return in the same calendar quarter.

With this as the backdrop, the fund's Class A shares returned -12.58% during the past six months. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 5 through 12 for the performance of other share classes and more complete performance information.) In comparison, the return of the fund's blended benchmark was -11.51%. The benchmark is a weighted combination of the benchmarks of each of the underlying funds in DWS Alternative Asset Allocation Plus Fund. The gap between the return of the fund and that of the benchmark reflects the collective underperformance of the underlying fund investments.

The fund also underperformed the -10.87% return of the Standard & Poor's 500® (S&P 500) Index — a measure of large-cap performance in the United States — but it outpaced the -22.35% return of international equities, as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.1

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. MSCI indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: What were some of the stronger performers among the underlying funds in which DWS Alternative Asset Allocation Plus Fund is invested?

A: The events of the past six months weighed on the performance of virtually all asset classes, causing each of the fund's underlying investments to produce a negative return. Still, three of the funds in the portfolio — DWS Inflation Protected Plus Fund, DWS Disciplined Market Neutral Fund and DWS Emerging Markets Fixed Income Fund — outpaced the returns of the major equity indices. Each was helped by being relatively insulated from the effects of the global credit crisis. DWS Inflation Protected Plus Fund, which invests in Treasury Inflation Protected Securities, or "TIPS," benefited as investors sought the relative safety of government bonds.2 DWS Disciplined Market Neutral Fund was helped by having approximately half of its portfolio in short positions. Since the value of a short position rises when the shorted stock falls, this segment of the fund performed well at a time of market weakness. DWS Emerging Markets Fixed Income Fund also held up well, reflecting the continued improvements in the fiscal health of the world's developing economies.

2 The fund also invests in inflation-indexed bonds of corporations and non-US governments, their agencies and instrumentalities.

Q: Which of your investments underperformed?

A: The leading cause of the fund's underperformance was its investment in three funds that generated losses in excess of 20%: DWS Commodity Securities Fund, DWS Gold & Precious Metals Fund and DWS Emerging Markets Equity Fund. All three asset categories suffered harsh sell-offs as investors weighed the impact of slower global growth on the demand for energy, gold and basic materials. In addition, all three were particularly vulnerable to the effect of forced selling by hedge funds and other leveraged investors.

DWS RREEF Global Real Estate Securities Fund also posted a negative return amid the ongoing decline in global real estate prices. While the problems in the US real estate market have gained the most attention, European countries such as the United Kingdom, Ireland and Spain have also suffered. More recently, Asia has been playing catch-up on the downside with substantial underperformance for Japan, Australia and Hong Kong during the latter half of the period.

As part of our approach, we seek to enhance total returns by employing a global tactical asset allocation strategy. This strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform) seeks to identify the relative values among the global equity, bond and currency markets, and then to benefit from the disparities through investments in equity and fixed income futures and currency forward contracts. During the past six months, the alpha strategy detracted from the fund's return.

Q: What changes did you make to the fund?

A: During the latter half of the reporting period, we expanded the roster of funds in which the fund can invest. The first new addition was DWS RREEF Global Infrastructure Fund. We believe the global infrastructure sector can provide investors with both long-term performance potential and a low historical correlation to other asset classes, making it an attractive investment for a non-traditional portfolio. At the close of the period, we had allocated 3.6% of the portfolio to the DWS RREEF Global Infrastructure Fund.

The second addition was DWS Floating Rate Plus Fund, where we have not yet invested any assets. The fund invests in loans that are extended to a corporate borrower from a group of banks and subsequently sold to investors in the secondary market. Since these securities are typically issued with a variable rate, they tend to have a low correlation with Treasury prices — making them a compelling option within the universe of alternative asset classes. We remain on the lookout for new asset classes that can be added to the fund in the months and years ahead.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	9/30/08	3/31/08

Equity	67%	67%
Fixed Income — Bonds	29%	29%
Fixed Income — Money Market	2%	3%
Government & Agency Obligations	2%	1%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2008 (Unaudited)

	Shares	Value ($)

Equity Funds 67.7%
DWS Commodity Securities Fund "Institutional"	4,057,570	50,760,202
DWS Disciplined Market Neutral Fund "Institutional"	10,271,784	96,349,330
DWS Emerging Markets Equity Fund "Institutional"	3,214,959	48,835,229
DWS Gold & Precious Metals Fund "Institutional"	1,479,193	22,823,946
DWS RREEF Global Infrastructure Fund "Institutional"	2,109,970	17,217,355
DWS RREEF Global Real Estate Securities Fund "Institutional"	11,308,429	90,580,514
Total Equity Funds (Cost $393,164,656)		326,566,576

Fixed Income — Bond Funds 29.1%
DWS Emerging Markets Fixed Income Fund "Institutional"	4,303,924	45,836,795
DWS Inflation Protected Plus Fund "Institutional"	9,382,926	94,673,719
Total Fixed Income — Bond Funds (Cost $148,755,125)		140,510,514

Fixed Income — Money Market Fund 1.7%
Cash Management QP Trust (Cost $8,330,835)	8,330,835	8,330,835
	Principal Amount ($)	Value ($)

Government & Agency Obligation 1.8%
US Treasury Obligation
US Treasury Bill, 1.35% *, 10/16/2008 (a) (Cost $8,696,609)	8,701,000	8,696,719
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $558,947,225)+	100.3	484,104,644
Other Assets and Liabilities, Net	(0.3)	(1,318,886)
Net Assets	100.0	482,785,758
(a) At September 30, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures.
* Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $558,947,225. At September 30, 2008, net unrealized depreciation for all securities based on tax cost was $74,842,581. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $110 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $74,842,691.

During the six months ended September 30, 2008, purchases and sales of mutual funds (excluding short-term investments) aggregated $345,514,964 and $12,520,000, respectively.

At September 30, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	12/19/2008	425	49,276,112	48,715,625	(560,487)
2 Year US Treasury Note	12/30/2008	205	43,517,496	43,754,687	237,191
10 Year Australian Treasury Bond	12/15/2008	129	10,519,301	10,670,122	150,821
EOE Dutch Stock Index	10/17/2008	14	1,450,260	1,306,129	(144,131)
Hang Seng Stock Index	10/30/2008	52	6,339,320	6,054,618	(284,702)
IBEX 35 Index	10/17/2008	12	1,834,804	1,850,272	15,468
S&P MIB Index	12/19/2008	37	6,914,424	6,689,740	(224,684)
S&P 500 E Mini	12/19/2008	181	10,826,240	10,579,450	(246,790)
S&P TSE 60 Index	12/18/2008	7	962,637	931,491	(31,146)
SPI 200 Index	12/18/2008	3	280,704	277,674	(3,030)
United Kingdom Treasury Bond	12/29/2008	232	46,127,836	46,257,536	129,700
Total net unrealized depreciation					(961,790)

At September 30, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
CAC 40 Index	10/17/2008	104	5,969,627	5,923,068	46,559
10 Year Canadian Government Bond	12/18/2008	61	6,823,665	6,715,875	107,790
DAX Index	12/19/2008	14	2,945,755	2,901,195	44,560
DJ Euro Stoxx 50 Index	12/19/2008	123	5,350,940	5,302,142	48,798
FTSE 100 Index	12/19/2008	35	3,116,865	3,094,437	22,428
2 Year Federal Republic of Germany Bond	12/8/2008	108	15,736,109	15,870,190	(134,081)
10 Year Federal Republic of Germany Bond	12/18/2008	382	61,330,576	61,882,314	(551,738)
10 Year Japanese Government Bond	12/11/2008	26	33,646,055	33,623,619	22,436
Russell Mini 2000 Index	12/19/2008	58	4,007,524	3,934,720	72,804
Topix Index	12/12/2008	53	6,053,725	5,411,875	641,850
Total net unrealized appreciation					321,406

At September 30, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	433,317	AUD	551,000	12/15/2008	506
USD	1,727,809	CAD	1,834,000	12/15/2008	6,925
GBP	10,551,000	USD	19,129,227	12/15/2008	295,187
USD	424,327	JPY	44,970,000	12/15/2008	4,337
USD	9,194,880	NZD	14,367,000	12/15/2008	336,291
Total net unrealized appreciation					643,246
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) ($)
CHF	8,659,000	USD	7,608,963	12/15/2008	(181,241)
DKK	22,324,000	USD	4,162,518	12/15/2008	(66,721)
EUR	16,038,000	USD	22,309,500	12/15/2008	(355,216)
USD	29,216,707	NOK	171,486,000	12/15/2008	(238,004)
USD	1,814,860	SEK	12,467,000	12/15/2008	(19,725)
USD	47,424,869	SGD	67,548,000	12/15/2008	(151,822)
Total unrealized depreciation					(1,012,729)
Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
DKK Danish Krone
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SGD Singapore Dollar
SEK Swedish Krona
USD United States Dollar

Fair Value Measurements

The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 475,407,925	$ (640,384)
Level 2	8,696,719	(369,483)
Level 3	—	—
Total	$ 484,104,644	$ (1,009,867)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2008 (Unaudited)
Assets
Investment: Investment in securities, at value (cost $8,696,609)	$ 8,696,719
Investments in Underlying Affiliated Funds, at value (cost $550,250,616)	475,407,925
Total investments, at value (cost $558,947,225)	484,104,644
Cash	10,000
Receivable for investments sold	9,700,000
Deposit with broker for open futures contracts	684,468
Receivable for Fund shares sold	2,246,096
Interest receivable	16,683
Dividends receivable	15,252
Unrealized appreciation on forward foreign currency exchange contracts	643,246
Due from Advisor	52,135
Other assets	109,321
Total assets	497,581,845
Liabilities
Payable for investments purchased	9,845,000
Payable for Fund shares redeemed	2,692,939
Payable for daily variation margin on open futures contracts	928,381
Unrealized depreciation on forward foreign currency exchange contracts	1,012,729
Net payable on closed forward foreign currency exchange contracts	186,531
Other accrued expenses and payables	130,507
Total liabilities	14,796,087
Net assets, at value	$ 482,785,758
Net Assets Consist of
Undistributed net investment income	55,942
Net unrealized appreciation (depreciation) on: Investments	(74,842,581)
Futures	(640,384)
Foreign currency	(574,481)
Accumulated net realized gain (loss)	(2,147,696)
Paid-in capital	560,934,958
Net assets, at value	$ 482,785,758

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($188,791,521 ÷ 21,267,543 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.88
Maximum offering price per share (100 ÷ 94.25 of $8.88)	$ 9.42

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($117,333,053  ÷ 13,341,879 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.79
Class S Net Asset Value, offering and redemption price per share ($169,216,750 ÷ 19,135,822 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.84
Institutional Class Net Asset Value, offering and redemption price per share ($7,444,434 ÷ 842,104 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.84

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2008 (Unaudited)
Investment Income
Income distributions from Underlying Affiliated Funds	$ 1,645,024
Interest	38,591
Interest — Cash Management QP Trust	103,350
Total Income	1,786,965
Expenses: Management fee	405,413
Administration fee	202,706
Distribution and service fees	676,607
Services to shareholders	146,889
Custodian fee	3,804
Professional fees	46,137
Trustees' fees and expenses	11,355
Reports to shareholders	39,816
Offering expenses	56,865
Registration fee	24,504
Other	64,135
Total expenses before expense reductions	1,678,231
Expense reductions	(484,070)
Total expenses after expense reductions	1,194,161
Net investment income	592,804
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of Underlying Affiliated Funds	(2,646,750)
Futures	2,196,190
Foreign currency	(1,165,758)
(1,616,318)
Change in net unrealized appreciation (depreciation) on: Investments	(71,568,378)
Futures	(1,640,240)
Foreign currency	(278,765)
(73,487,383)
Net gain (loss)	(75,103,701)
Net increase (decrease) in net assets resulting from operations	$ (74,510,897)
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2008 (Unaudited)	Period Ended March 31, 2008*
			Operations: Net investment income	$ 592,804	$ 1,317,849
Net realized gain (loss)	(1,616,318)	1,936,628
Change in net unrealized appreciation (depreciation)	(73,487,383)	(2,570,063)
Net increase (decrease) in net assets resulting from operations	(74,510,897)	684,414
Distributions to shareholders from: Net investment income: Class A	—	(964,790)
Class C	—	(438,083)
Class S	(314,159)	(637,203)
Institutional Class	(13,347)	(5,529)
Net realized gains: Class A	(828,415)	—
Class C	(513,013)	—
Class S	(682,383)	—
Institutional Class	(28,918)	—
Total distributions	(2,380,235)	(2,045,605)
Fund share transactions: Proceeds from shares sold	383,342,825	231,290,994
Reinvestment of distributions	1,845,447	1,578,964
Cost of shares redeemed	(46,566,478)	(10,556,796)
Redemption fees	—	3,125
Net increase (decrease) in net assets from Fund share transactions	338,621,794	222,316,287
Increase (decrease) in net assets	261,730,662	220,955,096
Net assets at beginning of period (initial capital)	221,055,096	100,000
Net assets at end of period (including undistributed and distribution in excess of net investment income of $55,942 and $209,356, respectively)	$ 482,785,758	$ 221,055,096
* For the period from July 31, 2007 (commencement of operations) to March 31, 2008.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Year Ended March 31,	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.21	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.02	.19
Net realized and unrealized gain (loss)	(1.30)	.27[d]
Total from investment operations	(1.28)	.46
Less distributions from: Net investment income	—	(.25)
Net realized gain	(.05)	—
Total distributions	(.05)	(.25)
Redemption fees	—	.00***
Net asset value, end of period	$ 8.88	$ 10.21
Total Return (%)[e,f,g]	(12.58)**	4.57**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	189	102
Ratio of expenses before expense reductions (%)[h]	.71*	.97*
Ratio of expenses after expense reductions (%)[h]	.49*	.47*
Ratio of net investment income (%)	.39*	2.78*
Portfolio turnover rate (%)	3**	0**
[a] For the six months ended September 30, 2008 (Unaudited).
[b] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[c] Based on average shares outstanding during the period.
[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended March 31, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[h] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Year Ended March 31,	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.15	$ 10.00
Income (loss) from investment operations: Net investment income[c]	(.02)	.14
Net realized and unrealized gain (loss)	(1.29)	.22[d]
Total from investment operations	(1.31)	.36
Less distributions from: Net investment income	—	(.21)
Net realized gain	(.05)	—
Total distributions	(.05)	(.21)
Redemption fees	—	.00***
Net asset value, end of period	$ 8.79	$ 10.15
Total Return (%)[e,f,g]	(12.95)**	3.62**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	55
Ratio of expenses before expense reductions (%)[h]	1.50*	1.83*
Ratio of expenses after expense reductions (%)[h]	1.24*	1.22*
Ratio of net investment income (%)	(.36)*	2.03*
Portfolio turnover rate (%)	3**	0**
[a] For the six months ended September 30, 2008 (Unaudited).
[b] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[c] Based on average shares outstanding during the period.
[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended March 31, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[h] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Year Ended March 31,	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.18	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.03	.20
Net realized and unrealized gain (loss)	(1.30)	.24[d]
Total from investment operations	(1.27)	.44
Less distributions from: Net investment income	(.02)	(.26)
Net realized gain	(.05)	—
Total distributions	(.07)	(.26)
Redemption fees	—	.00***
Net asset value, end of period	$ 8.84	$ 10.18
Total Return (%)[e,f]	(12.51)**	4.37**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	169	64
Ratio of expenses before expense reductions (%)[g]	.49*	.84*
Ratio of expenses after expense reductions (%)[g]	.24*	.23*
Ratio of net investment income (%)	.64*	3.02*
Portfolio turnover rate (%)	3**	0**
[a] For the six months ended September 30, 2008 (Unaudited).
[b] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[c] Based on average shares outstanding during the period.
[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended March 31, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[g] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Year Ended March 31,	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.18	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.03	.20
Net realized and unrealized gain (loss)	(1.30)	.24[d]
Total from investment operations	(1.27)	.44
Less distributions from: Net investment income	(.02)	(.26)
Net realized gain	(.05)	—
Total distributions	(.07)	(.26)
Redemption fees	—	.00***
Net asset value, end of period	$ 8.84	$ 10.18
Total Return (%)[e,f]	(12.51)**	4.38**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7.3
Ratio of expenses before expense reductions (%)[g]	.48*	.91*
Ratio of expenses after expense reductions (%)[g]	.24*	.23*
Ratio of net investment income (%)	.64*	3.02*
Portfolio turnover rate (%)	3**	0**
[a] For the six months ended September 30, 2008 (Unaudited).
[b] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[c] Based on average shares outstanding during the period.
[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended March 31, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[g] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Alternative Asset Allocation Plus Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in existing DWS funds (the "Underlying DWS Funds"). Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Fund as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of September 30, 2008, for the Fund's investments is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may utilize futures as part of the Fund's global tactical asset allocation overlay strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may utilize forward currency contracts as part of the Fund's global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2007 through December 31, 2007, the Fund incurred approximately $ 751,000 of net realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2009.

The Fund has reviewed the tax positions for its tax year as of March 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior two fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and were amortized over one year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions of income and capital gains from the Underlying DWS Funds are recorded on the ex-dividend date. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying DWS Funds to be purchased, sold or entered into by the Fund.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund's net assets. At September 30, 2008, the Fund held the following Underlying DWS Funds' outstanding shares: approximately 75% of DWS Disciplined Market Neutral Fund, 54% of DWS Inflation Protected Plus Fund, 18% of DWS Emerging Markets Fixed Income Fund, 16% of DWS Commodity Securities Fund, 18% of DWS Emerging Markets Equity Fund, 12% of DWS RREEF Global Real Estate Securities Fund and 27% of DWS RREEF Global Infrastructure Fund.

The management fee payable under the Investment Management Agreement is equivalent to the annual rate of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Advisor will receive management fees from managing the underlying DWS Funds in which each Fund invests.

For the period from April 1, 2008 through September 30, 2009, the Advisor has contractually agreed to reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds (Underlying Funds) fees and expenses) to the extent necessary to maintain the direct operating expenses of each class as follows:

Class A	.46%
Class C	1.21%
Class S	.21%
Institutional Class	.21%

Accordingly, for the six months ended September 30, 2008, the fee pursuant to the Investment Management Agreement aggregated $405,413, of which $371,302 was waived, which resulted in an annualized effective rate of 0.02% of the Fund's average daily net assets.

In addition, for the six months ended September 30, 2008, the Advisor reimbursed the Fund $11,035 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2008, the Advisor received an Administration Fee of $202,706, of which $41,419 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the six months ended September 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 49,724	$ 27,594
Class C	31,738	31,738
Class S	28,777	28,777
Institutional Class	1,232	1,232
	$ 111,471	$ 89,341

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended September 30, 2008, the Distribution Fee charged to Class C shares by DIDI was $371,339, of which $74,915 is unpaid.

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2008	Annualized Effective Rate
Class A	$ 181,405	$ —	$ 28,458.22%
Class C	123,863	4,718	20,183.24%
	$ 305,268	$ 4,718	$ 48,641

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended September 30, 2008, aggregated $193,245.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended September 30, 2008, the CDSC for the Fund's Class C was $23,816. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,978, of which $6,639 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended September 30, 2008, the Fund paid its allocated portion of the retirement benefit of $7,299 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

C. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United
States of America.

D. Fee Reductions

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. For the six months ended September 30, 2008, the Fund's custodian fee was reduced by $375 for transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2008		Period Ended March 31, 2008*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	12,977,178	$ 132,909,000	10,210,261	$ 104,780,309
Class C	8,553,814	86,946,297	5,481,745	55,950,623
Class S	15,167,012	154,879,761	6,858,147	70,278,767
Institutional Class	835,502	8,607,767	27,127	281,295
		$ 383,342,825		$ 231,290,994
Shares issued to shareholders in reinvestment of distributions
Class A	67,577	$ 698,750	81,236	$ 830,237
Class C	37,258	382,263	29,431	299,605
Class S	70,224	722,605	43,577	444,047
Institutional Class	4,065	41,829	499	5,075
		$ 1,845,447		$ 1,578,964
Shares redeemed
Class A	(1,776,623)	$ (17,127,744)	(294,586)	$ (2,998,747)
Class C	(649,686)	(6,223,719)	(113,183)	(1,141,734)
Class S	(2,371,103)	(22,985,460)	(634,535)	(6,388,280)
Institutional Class	(24,828)	(229,555)	(2,761)	(28,035)
		$ (46,566,478)		$ (10,556,796)
Redemption fees		$ —		$ 3,125
Net increase (decrease)
Class A	11,268,132	$ 116,480,006	9,996,911	$ 102,614,045
Class C	7,941,386	81,104,841	5,397,993	55,108,754
Class S	12,866,133	132,616,906	6,267,189	64,335,153
Institutional Class	814,739	8,420,041	24,865	258,335
		$ 338,621,794		$ 222,316,287
Initial Capital
Class A	—	$ —	2,500	$ 25,000
Class C	—	—	2,500	25,000
Class S	—	—	2,500	25,000
Institutional Class	—	—	2,500	25,000
		$ —		$ 100,000
* For the period from July 31, 2007 (commencement of operations) to March 31, 2008.

Shareholder Meeting Results (Unaudited)

The Special Meeting of Shareholders of DWS Equity Trust, of which DWS Alternative Asset Allocation Fund (the "Fund") is a series, was reconvened on August 15, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matter was voted upon by the shareholders (the resulting votes are presented below):

4A. Approval of Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain
11,587,591.9070	216,856.7774	468,000.8653

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including market indices and a peer universe supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the six months ended June 30, 2008, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the DWS Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAPX	AAASX	AAAZX
CUSIP Number	233376 763	233376 755	233376 748	233376 730
Fund Number	487	787	2087	1487

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

DWS Value Builder Fund, Inc.

Treasury Portfolio (Institutional Shares), a series of Investors Cash Trust

Treasury Portfolio (Premier Money Market Shares), a series of Investors Cash Trust

Treasury Portfolio (Investment Class), a series of Investors Cash Trust

Treasury Portfolio (DWS U.S. Treasury Money Fund Class S), a series of Investors Cash Trust

By:                     /s/Michael G. Clark

                           Michael G. Clark

                           President

Date:                    December 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                     /s/Michael G. Clark
                           Michael G. Clark

                           President

Date:                    December 2, 2008

By:                     /s/Paul Schubert

                           Paul Schubert

                           Chief Financial Officer and Treasurer

Date:                    December 2, 2008